Assets held for sale	12 Months Ended
Dec. 31, 2021
Assets Held For Sale [Abstract]
Assets held for sale

Note 16	Assets held for sale

On January 13, 2022, the execution of an agreement to sell BCE's wholly-owned subsidiary 6362222 Canada Inc. (Createch) was announced by the purchaser. Createch carries on a consulting business included in our Bell Wireline segment that specializes in the optimization of business processes and implementation of technological solutions. The sale is for cash proceeds of $55 million.

As a result, we have presented the assets and liabilities of Createch as held for sale in our statement of financial position at December 31, 2021, measured at their carrying amount, which is lower than the estimated fair value less costs to sell. Property, plant and equipment and intangible assets included in assets held for sale are no longer depreciated or amortized effective December 2021.

Our results for the years ended December 31, 2021 and 2020 included $64 million and $61 million of revenue and $5 million and $2 million of net earnings, respectively, related to the assets held for sale.

The following table summarizes the carrying value of the assets and liabilities that are classified as held for sale at December 31, 2021.

2021
Trade and other receivables	29
Contract costs	4
Prepaid expenses	1
Property, plant and equipment	2
Intangible assets	1
Other non-current assets	7
Goodwill	6
Total assets held for sale	50
Trade payables and other liabilities	18
Contract liabilities	7
Deferred tax liabilities	5
Other non-current liabilities	5
Total liabilities held for sale	35
Net assets held for sale	15

Subsequent to year end, on March 1, 2022, we completed the sale for cash proceeds of $55 million and expect to record a gain on sale of approximately $37 million (net of taxes of $3 million) in Q1 2022.